UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 1, 2022

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, the Board of Directors (the "Board") of CytoSorbents Corporation (the "Company") increased the size of the Board from five to six, and upon the recommendation of the Company’s Nominating and Corporate Governance Committee, appointed Ms. Jiny Kim to the Board to fill the resulting vacancy. Ms. Kim is currently a Vice President at Zimmer Biomet, where she serves as the general manager of the Smart Implants portfolio and is responsible for leading the end-to-end program and product management for Zimmer Biomet’s Smart Implants technology in the orthopedic field. Previously, Ms. Kim served as Vice President, Global Strategic Marketing and Chief of Staff for the General Manager, Depression at LivaNova from 2020 to 2021. Prior to LivaNova, from 2011 to 2020, Ms. Kim served in increasing roles of responsibility at Johnson & Johnson Medical Devices. Ms. Kim received her MBA at the MIT Sloan School of Management, and she received a dual degree from the University of Pennsylvania with a B.S. in Economics from The Wharton School and a B.A. in Political Science from The College of Arts and Sciences.

For her service on the Board, Ms. Kim will receive the same compensation that is provided from time to time to Company directors who are not employees. The Board has not determined as of the date of this report the Board committees, if any, on which Ms. Kim will serve.

The Company issued a press release announcing Ms. Kim's appointment to the Board, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated April 5, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2022	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer